Exhibit 99.1

Mimecast Announces Acquisition of DMARC Analyzer

Acquisition Offers Powerful Brand Protection with Stronger Blocking of Spoofing Attacks

Lexington, MA – November 14, 2019 – Mimecast Limited (NASDAQ: MIME), a leading email and data security company, today announced it has acquired DMARC Analyzer, a SaaS-based solution provider that offers user-friendly Domain-based Message Authentication, Reporting and Conformance (DMARC) setup, management and analysis. With this acquisition, Mimecast customers can address threats at the email perimeter, inside the email network, and beyond their immediate purview. DMARC Analyzer’s simple and effective service offerings help reduce the time, effort and cost of stopping domain spoofing attacks. By combining Mimecast defenses with DMARC Analyzer’s reporting and email validation solution, customers can now further strengthen their cyber resilience with robust visibility into attacks that defraud customers, suppliers and partners.

“DMARC adoption is growing as more organizations look to ensure their email is authenticated,” said Peter Bauer, Chief Executive Officer at Mimecast. “With the power of Mimecast’s Cyber Resilience platform, we now have the brand and domain protection capabilities so we can better serve our customers beyond the perimeter.”

Impersonation and spoofing are a significant issue for organizations, as these types of attacks are growing at a much faster rate than standard malware. In research recently conducted by Mimecast and Vanson Bourne, 65 percent of the respondents reported seeing an increase in impersonation attacks. Using DMARC can help organizations better protect against brand damage caused by phishing or spoofing attacks. Yet, Mimecast’s research found that only a third of respondents were using DMARC.

The acquisition of DMARC Analyzer strengthens Mimecast’s Email Security 3.0 approach which delivers perimeter to pervasive email security for organizations that need comprehensive protection at the perimeter, inside the perimeter and beyond the perimeter. DMARC Analyzer will provide Mimecast customers a more integrated solution for stronger visibility, governance and brand protection across all email channels. The ability to implement DMARC efficiently as well as to hunt for and take action against threats using impersonation, will help customers protect their brands and domains that defraud customers and partners.

“We are very excited to become part of Mimecast. This will help us leverage threat intelligence to better protect our customers against phishing and spoofing attacks. Mimecast’s global footprint will help DMARC Analyzer to achieve our mission and simplify DMARC deployment,” said Dirk Jan Koekkoek, Chief Executive Officer at DMARC Analyzer.

“Research has shown that impersonation attacks targeting employees, customers, suppliers and partners are all on the rise – and they can affect organizations large and small,” said Bauer. “These types of attacks are tricky, as they often bypass traditional security solutions and are not easily identifiable to the untrained eye. A pervasive email security approach is needed to ensure organizations are addressing threats at, inside, and beyond the perimeter.”

Financial Impact

The acquisition of DMARC Analyzer is not expected to have a material financial impact to Mimecast’s Revenue or Adjusted EBITDA for the third quarter and full year 2020, as guided on November 7, 2019.

About Mimecast

Mimecast (NASDAQ: MIME) makes business email and data safer for thousands of customers and their millions of employees worldwide. Founded in 2003, the company’s next-generation cloud-based security, archiving and continuity services protect email and deliver comprehensive email risk management.

Mimecast Social Media Resources

LinkedIn: Mimecast

Facebook: Mimecast

Twitter: @Mimecast

Blog: Cyber Resilience Insights

Press Contact

Alison Raymond Walsh

Press@Mimecast.com

617-393-7126

Investor Contact

Robert Sanders

Investors@Mimecast.com

617-393-7074

Mimecast is either a registered trademark or trademark of Mimecast Services Limited in the United States and/or other countries.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, the statements relating to the complementary nature and effectiveness of DMARC Analyzer’s solutions, the ability to integrate DMARC Analyzer’s technology into Mimecast’s solutions, the future financial impact of the acquisition, including but not limited to the effect on financial guidance as discussed in “Financial Impact” above, expenses associated with the transaction and future projected revenue from DMARC Analyzer’s solution offering, and the overall impact of the acquisition of DMARC Analyzer on Mimecast’s business and operations, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Mimecast intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.